SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 16, 2004

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Almanor Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the following item of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2004, relating to the acquisition of Cerberian, Inc., a Delaware corporation, by Blue Coat Systems, Inc. including the financial statements and pro forma financial information referred to below.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

The following financial statements and exhibits are filed as part of this report:

(a)	Financial Statements of Cerberian, Inc.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the following:

Cerberian, Inc. Consolidated Financial Statements for the 9 month period ended September 30, 2004 and for the Years Ended December 31, 2003 and 2002

Report of Ernst & Young LLP, Independent Auditors

Balance Sheets as of September 30, 2004, December 31, 2003 and December 31, 2002

Statements of Operations for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002

Statements of Stockholders’ Equity for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002

Statements of Cash Flows for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002

Notes to Financial Statements

(b)	Pro Forma Financial Information

Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the following:

Blue Coat Systems, Inc. Unaudited pro forma condensed combined consolidated financial statements:

Unaudited Pro Forma Condensed Combined Balance Sheet as of October 31, 2004

Unaudited Pro Forma Condensed Combined Statement of Operations for the six-months ended October 31, 2004

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended April 30, 2004

(c)	Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 16, 2004, by and among Blue Coat Systems, Inc., Utah Merger Corporation, Cerberian, Inc., and Scott Petty (incorporated herein by reference to Exhibit 2.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 2004).

2.2	Amendment Number 1 to Agreement and Plan of Merger and Reorganization, dated as of October 5, 2004, by and among Blue Coat Systems, Inc., Utah Merger Corporation, Cerberian, Inc., and Scott Petty (incorporated herein by reference to Exhibit 2.2 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 2004).

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Cerberian, Inc. Consolidated Financial Statements

99.2	Blue Coat Systems, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE COAT SYSTEMS, INC.

/s/ Robert Verheecke
Robert Verheecke
Chief Financial and Accounting Officer and
Secretary (Principal Financial and Accounting Officer)

Dated: January 27, 2005

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INDEX TO EXHIBITS

Number	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 16, 2004, by and among Blue Coat Systems, Inc., Utah Merger Corporation, Cerberian, Inc., and Scott Petty (incorporated herein by reference to Exhibit 2.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 2004).

2.2	Amendment Number 1 to Agreement and Plan of Merger and Reorganization, dated as of October 5, 2004, by and among Blue Coat Systems, Inc., Utah Merger Corporation, Cerberian, Inc., and Scott Petty (incorporated herein by reference to Exhibit 2.2 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 2004).

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Cerberian, Inc. Consolidated Financial Statements

99.2	Blue Coat Systems, Inc. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

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